UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2005

TIB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Florida	0000-21329	65-0655973

(State or other jurisdiction of jurisdiction	(Commission file number)	(IRS employer identification number)

599 9th Street North, Suite 101, Naples, Florida	34102-5624

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (239) 263-3344

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
Ex-99.1 March 4, 2005 Press Release

Section 2 – Results of Operations and Financial Condition

ITEM 2.02. Results of Operations and Financial Condition

     On March 4, 2005, TIB Financial Corp. issued a press release announcing certain financial results and additional information. A copy of the press release is attached to this Form 8-K.

Section 9 – Financial Statements and Exhibits

ITEM 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Exhibits

99.1	Press Release dated March 4, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIB FINANCIAL CORP.
	By:	/s/ Edward V. Lett
Edward V. Lett, President and Chief Executive Officer
Date: March 4, 2005